EXHIBIT 32.1

CERTIFICATION OF CEO AND CFO
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
UNITED STATES CODE)

In connection with the quarterly report on Form 10-Q/A of Progressive Training, Inc. (the "Company") for the quarterly period ended February 29, 2008 as filed with Securities and Exchange Commission on the date hereof (the "Report"), I, Buddy Young, Chief Executive Officer and Chief Financial Officer of  the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	the Report fully complies with the requirements of sections 13(a) and 15(d) of the Securities Exchange Act of 1934; and,

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 7, 2010	By: /s/ Buddy Young
BUDDY YOUNG, Chief Executive Officer & Chief Financial Officer